UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2009

EPICOR SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20740	33-0277592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18200 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 585-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 4, 2009, Epicor Software Corporation (the “Company”) issued a press release regarding the preliminary financial results for its first quarter of Fiscal 2009 ending March 31, 2009. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Additionally, at 2 pm Pacific Time on May 4, 2009, the Company held a conference call and simultaneous webcast in which L. George Klaus, the Company’s Chairman, Chief Executive Officer and President, and Michael Pietrini, the Company’s CFO and Executive Vice-President –Finance and Administration made a presentation regarding the Company’s financial results for the Company’s for its first quarter of Fiscal 2009 ending March 31, 2009. A copy of the transcript of the conference call is furnished hereto as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description
Ex-99.1	Press Release dated May 4, 2009.

Ex-99.2	Transcript of the Company’s First Quarter 2009 financial results conference call and simultaneous webcast held on May 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPICOR SOFTWARE CORPORATION
(Registrant)

Date: May 5, 2009	By:	/s/ John D. Ireland
John D. Ireland Sr. Vice President; General Counsel

EXHIBIT INDEX

The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number		Sequentially Numbered Page
Ex-99.1	Press Release dated May 4, 2009.

Ex-99.2	Transcript of the Company’s First Quarter 2009 financial results conference call and simultaneous webcast held on May 4, 2009.